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                                                                   EXHIBIT 10.13

                          PLEDGE AND SECURITY AGREEMENT

                  THIS PLEDGE AND SECURITY AGREEMENT (the "Pledge Agreement"), dated as of May 10, 2001 is made by PROASSURANCE CORPORATION, a corporation organized under the laws of Delaware (the "Pledgor"), in favor of SOUTHTRUST BANK, an Alabama banking corporation, as Administrative Agent (in such capacity, the "Administrative Agent"), for the ratable benefit of itself and the financial institutions (the "Lenders") as are, or may from time to time become, parties to the Credit Agreement (as defined below).

                                    RECITALS

                  Pursuant to a Credit Agreement, dated as of May 10, 2001 (together with all amendments and other modifications, if any, from time to time hereafter made thereto, the "Credit Agreement"), by and among the Pledgor, as Borrower, the Lenders, and the Administrative Agent, the Lenders have agreed to extend Borrowings to the Pledgor as more specifically described in the Credit Agreement.

                  The Pledgor is the legal and beneficial owner of (a) the shares of Pledged Stock (as hereinafter defined) issued by certain Subsidiaries as specified on SCHEDULE 1 attached hereto and incorporated herein by reference (collectively, the "Issuers") and (b) the Partnership Interests (as hereinafter defined) in the partnerships and limited liability companies listed on SCHEDULE 2 hereto (collectively, the "Partnerships").

                  In connection with the transactions contemplated by the Credit Agreement and as a condition precedent thereto, the Lenders have requested, and the Pledgor has agreed to execute and deliver, this Pledge Agreement together with all certificates representing the Pledged Stock and the Partnership Interests to the Administrative Agent for the ratable benefit of itself and the Lenders.

                  NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and make available Borrowings thereunder, the Pledgor hereby agrees with the Administrative Agent for the ratable benefit of itself and Lenders as follows:

                  1.                 DEFINED TERMS. Unless otherwise defined
                           herein, terms which are defined in the Credit Agreement and used herein are so used as so defined, and the following terms shall have the following meanings:

                  "Code" means the Uniform Commercial Code from time to time in effect in the State of Alabama.

                  "Collateral" means the Stock Collateral and the Partnership Collateral.

                  "Partnership Collateral" means all of the Partnership Interests of the Pledgor in the Partnerships and all Proceeds therefrom.

                  "Partnership Interests" means the entire partnership or membership interest of the Pledgor in each Partnership listed on
         SCHEDULE 2 hereto, including without limitation, Pledgor's capital account, its interest as a partner or member in the net cash flow, net profit and net loss, and items of income, gain, loss, deduction and credit of the Partnerships, its interest in all distributions made or to be made by the Partnerships to the Pledgor and all of the other economic rights, titles and interests of the Pledgor as a partner or member of the Partnerships, whether set forth in the partnership agreement or membership agreement of the Partnerships, by separate agreement or otherwise.

                  "Pledge Agreement" means this Pledge and Security Agreement, as amended or modified.

                  "Pledged Stock" means the shares of capital stock of each Issuer listed on SCHEDULE 1 hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by such Issuer to the Pledgor while this Pledge Agreement is in effect.


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                  "Proceeds" means all "proceeds" as such term is now or
         hereafter defined in the Code and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon, proceeds of sale thereof or distributions with respect thereto.

                  "Stock Collateral" means the Pledged Stock and all Proceeds therefrom.

                  2.                PLEDGE AND GRANT OF SECURITY INTEREST. For
                           the purpose of creating and perfecting a security interest in the Pledged Stock, the Pledgor hereby delivers to the Administrative Agent, for the ratable benefit of itself and the Lenders all the Pledged Stock and hereby grants to the Administrative Agent, for the ratable benefit of itself and the Lenders, a first priority security interest in the Pledged Stock and all other Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligation. The Administrative Agent hereby acknowledges receipt of the certificates representing the Pledged Stock and agrees to hold the Pledged Stock subject to the terms of this Pledge Agreement.

                  3.                STOCK POWERS. Concurrently with the delivery
                           to the Administrative Agent of each certificate representing one or more shares of Pledged Stock, the Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by the Pledgor with, if the Administrative Agent so requests, signature guaranteed.

                  4.                PLEDGOR REMAINS LIABLE. Anything herein to
                           the contrary notwithstanding, (a) the Pledgor shall remain liable to perform all of its duties and obligations as a partner or member of the Partnerships to the same extent as if this Pledge Agreement had not been executed, (b) the exercise by the Administrative Agent or any Lender of any of its rights hereunder shall not release the Pledgor from any of its duties or obligations as a partner or member of the Partnerships, and (c) neither the Administrative Agent nor any Lender shall have any obligation or liability as a partner or member of the Partnerships by reason of this Pledge Agreement.

                  5.                REPRESENTATIONS AND WARRANTIES. To induce
                           the Administrative Agent and the Lenders to execute the Credit Agreement and fund any Borrowings and to accept the security contemplated hereby, the Pledgor hereby represents and warrants that:

         (a) the Pledgor has the corporate or partnership, as applicable, right, power and authority and has taken all necessary corporate or partnership, as applicable, action to authorize its execution, delivery and performance of, and grant of the Lien on the Collateral pursuant to, this Pledge Agreement;

         (b) this Pledge Agreement constitutes a legal, valid and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights generally and the availability of equitable remedies;

         (c) the execution, delivery and performance of this Pledge Agreement will not (i) violate any applicable laws relating to the Pledgor or any of its Subsidiaries; (ii) conflict with, result in a breach of or constitute a default under any Material Agreement to which Pledgor is a party or by which any of its properties may be bound or (iii) result in the creation or imposition of any Lien upon or with respect to any material property now owned or hereafter acquired by the Pledgor other than Liens arising under the Loan Documents;

         (d) except as contemplated in PARAGRAPH 12 hereof, no consent or authorization of, filing with, or other act by or in respect of, any arbitrator, Insurance Regulator, or other Governmental Authority and no consent of any other Person (including, without limitation, any stockholder, other owner or creditor


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                  of the Pledgor or any Issuer or any general or limited
                  partner, member or manager of any Partnership), is required in connection with the execution, delivery, performance, validity or enforceability against the Pledgor of this Pledge Agreement, except (i) as may be required in connection with the disposition of the Pledged Stock and the Partnership Interests by Laws affecting the offering and sale of securities generally, and (ii) filings under the Uniform Commercial Code;

         (e) no litigation, investigation or proceeding of or before any arbitrator, Insurance Regulator, or other Governmental Authority is pending or, to the knowledge of the Pledgor, threatened by or against the Pledgor or against any of its properties or revenues with respect to this Pledge Agreement or any of the transactions contemplated hereby;

         (f) the shares of Pledged Stock listed on SCHEDULE 1 constitute all the issued and outstanding shares of all classes of the capital stock of each of the Issuers;

         (g) all the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable;

         (h) the Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Stock and Partnership Interests, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Pledge Agreement;

         (i) none of the Partnership Interests are represented by certificates;

         (j) upon (A) delivery to the Administrative Agent of the stock certificates evidencing the Pledged Stock, the Lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority Lien on the Pledged Stock and
                  (B) filing of UCC-1 financing statements in the appropriate filing offices, the Lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority Lien on the other Collateral, in each case enforceable as such against all creditors of the Pledgor and any Persons purporting to purchase any of the Collateral from the Pledgor; and

         (k) Pledgor has delivered to the Administrative Agent true and complete copies of the partnership or membership agreements for each of the Partnerships which partnership or membership agreements are currently in full force and effect and have not been amended or modified except as disclosed to the Administrative Agent in writing.

                  6.                CERTAIN COVENANTS AND AGREEMENTS. The
                           Pledgor covenants and agrees with the Administrative Agent for the ratable benefit of itself and the Lenders that, from and after the date of this Pledge Agreement until the Obligation is paid in full and the Commitments are terminated:

         (a) On or before the date of execution of this Pledge Agreement, the Pledgor shall cause each of the partners or members of each of the Partnerships to execute a consent in the form attached hereto evidencing the consent of the partners or members to the pledge of the Partnership Interests pursuant to this Pledge Agreement.

         (b) The Pledgor agrees that as a partner or member in the Partnerships it will abide by, perform and discharge each and every material obligation, covenant and agreement to be abided by, performed or discharged by Pledgor under the terms of the partnership or membership agreements of the Partnerships, at no cost or expense to the Administrative Agent or the Lenders.

         (c) If the Pledgor shall, as a result of its ownership of the Pledged Stock or any other Collateral, become entitled to receive or shall receive any stock or other certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification,


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                  increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock or other Collateral, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Administrative Agent, hold the same in trust for the Administrative Agent and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by the Pledgor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by the Pledgor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligation.

         (d) Except as expressly permitted by the Credit Agreement, without the prior written consent of the Administrative Agent, the Pledgor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of such Issuer, (ii) except as expressly provided to the contrary herein, consent to any modification, extension or alteration of the terms of any partnership or membership agreement of the Partnerships, (iii) accept a surrender of any partnership or membership agreement of any of the Partnerships or waive any breach of or default under any partnership or membership agreement of any of the Partnerships by any other party thereto, (iv) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Stock, or (v) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Pledge Agreement. The Pledgor will defend the right, title and interest of the Administrative Agent in and to the Collateral against the claims and demands of all Persons whomsoever.

         (e) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Pledge Agreement.

         (f) The Pledgor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

         (g) On or prior to the formation or acquisition of any Subsidiary of the Pledgor that is or is expected to be a Significant Subsidiary, other than MEEMIC and its Subsidiaries, the Pledgor agrees at the request of the Administrative Agent, to execute such amendments and supplements to this Pledge Agreement, including without limitation the Pledge Agreement Supplement attached hereto, and such other documents and instruments and to take any and all actions, all as shall be necessary, in the reasonable judgment of the Administrative Agent, to pledge the Pledgor's interest therein to the Administrative Agent for the ratable benefit of itself and the Lenders.

                  7.                CASH DIVIDENDS AND DISTRIBUTIONS; VOTING
                           RIGHTS. Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the Pledgor of the Administrative Agent's intent to exercise its rights pursuant to PARAGRAPH 8 below, the Pledgor shall be permitted to receive all cash dividends and shareholder, partnership and membership distributions paid in accordance with the terms of the Credit


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                           Agreement in respect of the Collateral and to
                           exercise all voting and corporate, partnership or membership rights, as applicable, with respect to the Collateral; provided, that no vote shall be cast or corporate, partnership or membership right exercised or other action taken which, in the Administrative Agent's reasonable judgment, would impair the Collateral or which would result in any violation of any provision of the Credit Agreement, the Notes, any other Loan Documents or this Pledge Agreement.

                  8.                RIGHTS OF THE ADMINISTRATIVE AGENT.

         (a) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the Pledgor, and subject to the receipt of any applicable approvals from Insurance Regulators, and compliance by Administrative Agent and Lenders with any applicable filing or other requirements of the applicable Insurance Regulators, (i) the Administrative Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and partnership and membership distributions in respect of the Partnership Interests and make application thereof to the Obligation in the order set forth in SECTION 11.8 of the Credit Agreement and (ii) all shares of the Pledged Stock shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of the applicable Issuer or otherwise and (B) any and all rights of conversion, exchange, subscription, and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the applicable Issuer, or upon the exercise by the Pledgor or the Administrative Agent of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

         (b) The rights of the Administrative Agent and the Lenders hereunder shall not be conditioned or contingent upon the pursuit by the Administrative Agent or any Lender of any right or remedy against the Pledgor or against any other Person which may be or become liable in respect of all or any part of the Obligation or against any collateral security therefor, guarantee therefor or right of offset with respect thereto. Neither the Administrative Agent nor any Lender shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Administrative Agent be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

         (c) Pledgor agrees to cooperate with and assist Administrative Agent and Lenders in connection with any filings to be with, or approvals required from, any Insurance Regulators or other Governmental Authorities.

                  9.                REMEDIES. If an Event of Default shall occur
                           and be continuing, with the consent of the Required Lenders, and subject to the receipt of any applicable approvals from Insurance Regulators, and compliance by Administrative Agent and Lenders with any applicable filing or other requirements of the applicable Insurance Regulators, the Administrative Agent may, and upon the request of the Required Lenders, the Administrative Agent shall, exercise on behalf of itself and the Lenders, all rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligation, and in addition thereto, all rights and remedies of a secured party under the Code. Without limiting the


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                           generality of the foregoing with regard to the scope
                           of the Administrative Agent's remedies, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor, any Issuer, any Partnership or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Administrative Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel thereto, to the payment in whole or in part of the Obligation, in the order set forth in SECTION
                           11.8 of the Credit Agreement, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation,
                           Section 9-504(1)(c) of the Code (or any successor provision), need the Administrative Agent account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

                  10.               REGISTRATION RIGHTS; PRIVATE SALES.

         (a) If the Administrative Agent shall determine to exercise its right to sell any or all of the Collateral pursuant to PARAGRAPH 9 hereof, and if in the opinion of the Administrative Agent it is necessary or advisable to have such Collateral, or that portion thereof to be sold, registered under the provisions of the Security Act of 1933, as amended (the "Securities Act"), the Pledgor will use its best efforts to cause the applicable Issuer or Partnership to (i) execute and deliver, and use its best efforts to cause the directors, officers and representatives of the applicable Issuer or Partnership to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register such Collateral, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of such Collateral or that portion thereof to be sold, and (iii) to make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor agrees to use its best efforts to cause the applicable Issuer or Partnership to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of
                  Section 11(a) of the Securities Act. For the purposes of this
                  SECTION 10.(A), "applicable Issuer or Partnership" shall mean each Issuer or Partnership which is a direct or indirect wholly-owned Subsidiary of the Pledgor.


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         (b)               The Pledgor recognizes that the Administrative Agent
                  may be unable to effect a public sale of any or all the Collateral, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Collateral for the period of time necessary to permit the applicable Issuer or Partnership to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the applicable Issuer or Partnership would agree to do so.

         (c) The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Collateral pursuant to this PARAGRAPH 10 valid and binding and in compliance with any and all other applicable Laws and applicable requirements of the Insurance Regulators. The Pledgor further agrees that a breach of any of the covenants contained in this PARAGRAPH 10 will cause irreparable injury to the Administrative Agent and the Lenders not compensable in damages, that the Administrative Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this PARAGRAPH 10 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

                  11.               AMENDMENTS, ETC. WITH RESPECT TO THE
                           OBLIGATION. The Pledgor shall remain obligated hereunder, and the Collateral shall remain subject to the Lien granted hereby, notwithstanding that, without any reservation of rights against the Pledgor, and without notice to or further assent by the Pledgor, any demand for payment of the Obligation made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender, and any of the Obligations continued, and the Obligation, or the liability of the Pledgor or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Administrative Agent or any Lender, and the Credit Agreement, the Notes, any other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lenders (or the Required Lenders, as the case may be) may deem advisable from time to time, and any guarantee, right of offset or other collateral security at any time held by the Administrative Agent or any Lender for the payment of the Obligation may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Obligation or any property subject thereto. The Pledgor waives any and all notice of the creation, renewal, extension or accrual of the Obligation or any part thereof and notice of or proof of reliance by the Administrative Agent or any Lender upon this Pledge Agreement; the Obligation, and any part thereof, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Pledge Agreement; and all dealings between the Pledgor, on the one hand, and the Administrative Agent and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Pledge Agreement. The Pledgor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Pledgor with respect to the Obligation.

                  12.               REGULATORY APPROVAL. The Pledgor will, at
                           its expense, promptly execute and deliver, or cause the execution and delivery of, all applications, certificates, instruments, registration statements, filings and all other documents and papers the Administrative Agent may reasonably request or as may be required by law in connection with the obtaining of any consent, approval, registration, qualification or authorization of any Insurance Regulator or other Governmental Authority or of any other Person necessary or appropriate for the effective exercise of any rights under this Pledge Agreement. Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing, the Pledgor shall take any action which the Administrative Agent may reasonably request in order to transfer and assign to the Administrative Agent, or to such one or more third parties as the Administrative Agent may designate, or to a combination of the foregoing, each license and Authorization of any Insurance Regulator or other Governmental Authority. To enforce the provisions of this PARAGRAPH 12, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent is empowered to request the appointment of a receiver from any court of competent jurisdiction. Such receiver shall be instructed to seek from the Insurance Regulators and all other necessary Governmental Authorities an involuntary transfer of control of the Pledged Stock or Partnership Interests and Authorization from the applicable Insurance Regulators for the purpose of seeking a bona fide purchaser to whom control of such property will ultimately be transferred. The Pledgor hereby agrees to authorize such an involuntary transfer of control upon the request of the receiver so appointed and, if the Pledgor shall refuse to authorize the transfer, its approval may be required by the court. Upon the occurrence and during the continuance of an Event of Default, the Pledgor shall further use its best efforts to assist in obtaining approval of any applicable Insurance Regulator, if required, for any action or transactions contemplated by this Pledge Agreement including, without limitation, the preparation, execution and filing with the applicable Insurance Regulator of the assignor's or transferor's portion of any filings or applications for consent to the assignment or transfer of control necessary or appropriate under the rules and regulations of the applicable Insurance Regulators for the approval of the transfer or assignment of any portion of the Collateral, together with any other applicable Authorizations. The Pledgor acknowledges that the assignment or transfer of such rights is integral to the Administrative Agent's and the Lenders' realization of the value of the Collateral, that there is no adequate remedy at law for failure by the Pledgor to comply with the provisions of this PARAGRAPH 12 and that such failure would cause irreparable injury not adequately compensable in damages, and therefore agrees that each and every covenant contained in this PARAGRAPH 12 may be specifically enforced, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

                  13.               LIMITATION ON DUTIES REGARDING COLLATERAL.
                           The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar securities and property for its own account. Neither the Administrative Agent, any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

                  14.               POWERS COUPLED WITH AN INTEREST. All
                           authorizations and agencies herein contained with respect to the Collateral constitute irrevocable powers coupled with an interest.

                  15.               SEVERABILITY. Any provision of this Pledge
                           Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  16.               PARAGRAPH HEADINGS. The paragraph headings
                           used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be take into consideration in the interpretation hereof.

                  17.               NO WAIVER; CUMULATIVE REMEDIES. Neither the
                           Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to PARAGRAPH 18 hereof) be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Potential Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                  18.               WAIVER AND AMENDMENTS; SUCCESSORS AND
                           ASSIGNS; GOVERNING LAW. None of the terms or provisions of this Pledge Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Administrative Agent; provided that any consent by the Administrative Agent to any waiver, amendment, supplement or modification hereto shall be subject to approval thereof by the Lenders or Required Lenders, as applicable, in accordance with SECTION 13.11 of the Credit Agreement. This Pledge Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns. This Pledge Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Alabama.

                  19.               NOTICES. All notices and communications
                           hereunder shall be given to the addresses and otherwise in accordance with SECTION 13.3 of the Credit Agreement, with notices to Pledgor being sent in care of Borrower.

                  20.               IRREVOCABLE AUTHORIZATION AND INSTRUCTION TO
                           ISSUERS AND PARTNERSHIPS. The Pledgor hereby authorizes and instructs each Issuer and Partnership to comply with any instruction received by it from the Administrative Agent in writing that (a) states that an Event of Default has occurred and is continuing and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that such Issuer and Partnership shall be fully protected in so complying.

                  21.               AUTHORITY OF ADMINISTRATIVE AGENT. The
                           Pledgor acknowledges that the rights and responsibilities of the Administrative Agent under this Pledge Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Pledge Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Pledgor, the Administrative Agent shall be conclusively presumed to be acting as agent for itself and the Lenders with full and valid authority so to act or refrain from acting, and neither the Pledgor nor any Issuer shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                  22.               CONSENT TO JURISDICTION; INDEMNIFICATION.
                           The Pledgor hereby irrevocably consents to the personal jurisdiction of the state and federal courts located in Jefferson County, Alabama, in any action, claim or other proceeding arising out of or any dispute in connection with this Pledge Agreement, any rights or obligations hereunder, or the performance of such rights and obligations. The Pledgor hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Administrative Agent or any Lender in connection with this Pledge Agreement, any rights or obligations hereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner provided in SECTION
                           13.10 of the Credit Agreement, and agrees to indemnify each Agent, Lead Arranger, Co-Arranger and each Lender as, and to the extent, provided in
                           SECTION 11.12 of the Credit Agreement. Nothing in this PARAGRAPH 22 shall affect the right of the Administrative Agent or any Lender to serve legal process in any other manner permitted by Applicable Law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against the Pledgor or its properties in the courts of any other jurisdictions.

                  23.               CONTROL. Notwithstanding anything in this
                           Pledge Agreement to the contrary, unless and until an Event of Default shall occur and the Administrative Agent exercises the rights and remedies granted in this Pledge Agreement in accordance with Paragraph 9 hereof, (a) the execution and delivery of this Pledge Agreement and the performance of Pledgor's obligations hereunder (i) do not and will not constitute, create, or have the effect of constituting or creating, directly or indirectly, actual or practical ownership of the Issuers or Partnerships by Agents or Lenders, or control, affirmative or negative, direct or indirect, by Agents or Lenders over the management or any other aspect of the operation of the Issuers or Partnerships, which ownership or control remains exclusively and at all times in the Issuers or Partnerships, as applicable, and (ii) do not and will not constitute the transfer, assignment, or disposition in any manner, voluntary or involuntary, directly or indirectly, of any Authorization at any time issued by any Insurance Regulator to any Issuer or Partnership; and (b) Administrative Agent shall not, without first obtaining necessary approval of each applicable Insurance Regulator, take any action pursuant to this Pledge Agreement that would constitute or result in any assignment of any Authorization or any change of control of any Issuer or Partnership, if such assignment or change of control would require, under then existing Law (including the written rules and regulations promulgated by an applicable Insurance Regulator), the prior approval of such Insurance Regulator.

                  24.               WAIVER OF JURY TRIAL. NOTWITHSTANDING ANY
                           OTHER PROVISION CONTAINED HEREIN, IN THE EVENT ANY JUDICIAL PROCEEDING IS INSTITUTED IN CONNECTION WITH THIS PLEDGE AGREEMENT, TO THE EXTENT PERMITTED BY LAW, THE ADMINISTRATIVE AGENT AND EACH LENDER BY THEIR ACCEPTANCE OF THIS PLEDGE AGREEMENT OR THE BENEFITS HEREOF AND THE PLEDGOR EACH HEREBY IRREVOCABLY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO, OR ANY DISPUTE IN CONNECTION WITH, THIS PLEDGE AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

        [Remainder of Page Intentionally Blank. Signature Pages Follow.]

                  IN WITNESS WHEREOF, the undersigned by and through their duly authorized officers have executed and delivered this Pledge Agreement as of the date first above written

                                    PLEDGOR:

[CORPORATE SEAL]                    PROASSURANCE CORPORATION


                                    By:
                                       -----------------------------------------
                                       Name: A. Derrill Crowe
                                       Title: Chairman

                                    ADMINISTRATIVE AGENT:

                                    SOUTHTRUST BANK,
                                    as Administrative Agent


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                           ACKNOWLEDGMENT AND CONSENT
                                   OF ISSUERS


                  Each Issuer of Pledged Stock referred to in the foregoing Pledge Agreement hereby acknowledges receipt of a copy thereof. Each Issuer agrees to notify the Administrative Agent promptly in writing of the occurrence of any of the events described in PARAGRAPH 6.(C) of the Pledge Agreement:

                                    ISSUERS:

                                    MAI ACQUISITION CORPORATION I


                                    By:
                                       -----------------------------------------
                                    Name: A. Derrill Crowe
                                    Title: President

                                    PICM ACQUISITION CORPORATION


                                    By:
                                       -----------------------------------------
                                    Name: A. Derrill Crowe
                                    Title: Chairman

                           ACKNOWLEDGMENT AND CONSENT
                             OF PARTNERS OR MEMBERS

                  The undersigned partners or members of
__________________________________ (the "Partnership") (a) hereby acknowledge receipt of a copy of the foregoing Pledge Agreement, (b) hereby acknowledge and consent to the pledge of the Pledgor's interest in the Partnership pursuant thereto, and (c) agree that the Administrative Agent may freely assign its interest thereunder without further consent of the partners or members.


----------------------------------------,   -----------------------------------,
__________________ [PARTNER] [MEMBER] of    ______________ [PARTNER] [MEMBER] of

----------------------------------------,   -----------------------------------,


                        Not applicable as of May 10, 2001

                                                                     SCHEDULE 1
                                                                     TO PLEDGE
                                                                     AGREEMENT
                                                                     ----------

                                               PLEDGOR: PROASSURANCE CORPORATION

                          DESCRIPTION OF PLEDGED STOCK

           ISSUER                CLASS OF STOCK    CERTIFICATE NUMBER(S)     NUMBER OF
           ------                --------------    ---------------------     ---------
                                                                               SHARES
                                                                               ------

MAI Acquisition Corporation I         Common                  1                 1,000
PICM Acquisition Corporation          Common                  1                 1,000

                                                                      SCHEDULE 2
                                                                      TO PLEDGE
                                                                      AGREEMENT
                                                                      ----------

                      DESCRIPTION OF PARTNERSHIP INTERESTS

PARTNERSHIP                                              PARTNERSHIP INTEREST
-----------                                              --------------------


                             None as of May 10, 2001

                           PLEDGE AGREEMENT SUPPLEMENT

                  PLEDGE AGREEMENT SUPPLEMENT, dated as of ________________________, 20___ (the "Supplement"), made by PROASSURANCE
CORPORATION, a corporation organized under the laws of Delaware (the "Pledgor"), in favor of SOUTHTRUST BANK, an Alabama banking corporation, as Administrative Agent (in such capacity, the "Administrative Agent"), under the Credit Agreement (as defined in the Pledge Agreement referred to below) for the benefit of itself and the Lenders (as so defined).

                  1. Reference is hereby made to that Pledge Agreement, dated as of May 10, 2001, made by the Pledgor in favor of the Administrative Agent (as amended, supplemented or otherwise modified as of the date hereof, the "Pledge Agreement"). This Supplement supplements the Pledge Agreement, forms a part thereof and is subject to the terms thereof. Terms defined in the Pledged Agreement are used herein as therein defined.

                  [2.      The Pledgor hereby confirms and reaffirms the
security interest in the Collateral granted to the Administrative Agent for the ratable benefit of itself and the Lenders under the Pledge Agreement, and, as additional collateral security for the prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) of the Obligation and in order to induce the Lenders to fund Borrowings under the Credit Agreement, the Pledgor hereby delivers to the Administrative Agent, for the benefit of the Lenders, all of the issued and outstanding share of capital stock of [INSERT NAME OF NEW SUBSIDIARY] (the "New Issuer") listed below, together with all stock certificates, options, or rights of any nature whatsoever which may be issued or granted by the New Issuer in respect to such stock which the Pledge Agreement, as supplemented hereby, is in force (the "Additional Pledged Stock"; as used in the Pledge Agreement as supplemented by this Supplement, "Pledged Stock" shall be deemed to include the Additional Pledged Stock) and hereby grants to the Administrative Agent, for the ratable benefit of itself and the Lenders, a first priority security interest in the Additional Pledged Stock and all Proceeds thereof.]

                                       or

                  [2.      The Pledgor hereby confirms and reaffirms the
security interest in the Collateral granted to the Administrative Agent for the ratable benefit of itself and the Lenders under the Pledge Agreement, and, as additional collateral security for the prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) of the Obligation and in order to induce the Lenders to fund Borrowings under the Credit Agreement, the Pledgor hereby grants to the Administrative Agent, for the ratable benefit of itself and the Lenders, a first priority security interest in the entire partnership or membership interest of Pledgor (the "Additional Partnership Interest") in [INSERT NAME OF NEW SUBSIDIARY] (the "New Partnership") listed below and all Proceeds thereof; as used in the Pledge Agreement as supplemented by this Supplement, "Partnership Interests" shall be deemed to include the Additional Partnership Interest).]

                  3. The Pledgor hereby represents and warrants that the representations and warranties contained in PARAGRAPH 5 of the Pledge Agreement are true and correct on the date of this Supplement with references therein to the ["Pledged Stock" to include the Additional Pledged Stock] or ["Partnership Interests" to include the Additional Partnership Interest], with references therein to the ["Issuer" to include the New Issuer] or "Partnership" to include the New Partnership], and with references to the "Pledge Agreement" to mean the Pledge Agreement as supplemented by this Supplement.

                  4. The Pledgor shall deliver to the Administrative Agent the Acknowledgment and Consent attached hereto duly executed by the [New Issuer] or [New Partnership]. The Additional [Pledged Stock] [Partnership Interest] or [Pledged Debt] pledged hereby is as follows which [Pledged Stock] [Partnership Interest] or [Pledged Debt] shall be deemed part of SCHEDULE 1 thereto:

                          DESCRIPTION OF PLEDGED STOCK

Issuer         Class of Stock    Certificate No.     No. of Shares
------         --------------    ---------------     -------------
New Issuer

                       DESCRIPTION OF PARTNERSHIP INTEREST

Partnership                               Partnership Interest
-----------                               --------------------

New Partnership

                  5. The Pledgor hereby agrees to deliver to the Administrative Agent such certificates and other documents and take such other action as shall be reasonably requested by the Administrative Agent in order to effectuate the terms hereof and the Pledge Agreement.

                  IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed under seal and delivered as of the date first above written.

                                    PLEDGOR:

[CORPORATE SEAL]                    PROASSURANCE CORPORATION


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                    ACKNOWLEDGMENT AND CONSENT OF NEW ISSUER

                  The undersigned hereby acknowledges receipt of a copy of the foregoing Supplement and the Pledge Agreement referred to therein (the "Pledge Agreement"). The undersigned agrees for the benefit of the Administrative Agent and the Lenders as follows:

                  1. The undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in PARAGRAPH 6.(C) of the Pledge Agreement.

                                    [NAME OF NEW ISSUER]


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                ACKNOWLEDGMENT AND CONSENT OF PARTNERS OR MEMBERS
                               OF NEW PARTNERSHIP

                  The undersigned partners or members of
__________________________________ (the "New Partnership") (a) hereby acknowledge receipt of a copy of the foregoing Supplement and the Pledge Agreement referred to therein (the "Pledge Agreement"), (b) hereby acknowledge and consent to the pledge of the Pledgor's interest in the New Partnership pursuant thereto, and (c) agree that the Administrative Agent may freely assign its interest thereunder without further consent of the partners or members.


------------------------------------,    --------------------------------------,
______________ [PARTNER] [MEMBER] of     _________________ [PARTNER] [MEMBER] of

------------------------------------,    --------------------------------------,